The power of great stops.

Electronics & Administrative Offices

Facility

Tekonsha, MI

Facility:

75,000 square feet – 225-250 employees

TS16949:

Certification is in process for 2005 completion

Certified:

QS9000, July 2003

TS16949, Recommended

Benefits:

Refined manufacturing process

Predictable quality

Documented business practices

Cost controls

Commercial Organization

J. Robert Lewis, President

Staff

John Walsh

VP of Sales – Commercial

Mark Gage

VP of Marketing - Commercial

Mark Walkowski

VP of Finance - Commercial

Walt Mills

Director of IT – Commercial

Kreg Kukor

Director of Quality – Commercial

Marcia Albright

VP of Engineering

Jim Shirk

VP of Operations

Curt Somerlott

Director of Purchasing

John Roon

Director of Human Resources

Robb Lewis

Plant Manager

George Cargo

Director Sales – Horse Livestock

TECHNICAL RESOURCES

Internal Technical resources Tekonsha Facility

6 Electrical Engineers: Hardware

4 Electrical Engineers:  Software

4 Electrical Engineering Technicians

7 Mechanical Engineers

2 Industrial Design Engineers

5 CAD operators

3 Manufacturing Engineers

2 Quality Engineers

4 Data Document control experts

1 Quality Black Belt

6 Quality Green Belts

Technology Partners

Test Labs:

CSA

Dana TRP

Eaton Corporation

Intertek ETL Entela

UL

Prototype Services:

Fortress Manufacturing, Inc.

Select Manufacturing Services, Inc.

Manufacturing test and support:

Agelent Technologies

Murray A. Percival Group

Consulting Groups

Fredricks Design, Inc.

Calcoast

EST Testing Solutions

Global Testing Service

Link Testing Labs

Product Design Services

Alpha Metals Analytical

VI Engineering

R & S Resources

LIGHTING TECHNOLOGY CALCOAST PHOTOMETRIC TESTING
INDUSTRIAL TESTING LABORATORY

EATON

EST TESTING SOLUTIONS Equipment & Services

LINK TESTING
Link Testing Laboratories

DANA

VI ENGINEERING, INC.
VALUE • INTEGRITY

Fredricks Design, Inc.
creative product solutions

Cookson Electronics ASSEMBLY MATERIALS

CSA
CANADIAN STANDARDS ASSOCIATION

Intertek ETL Entela

UL Underwriters Laboratories Inc.

GTS

Technology Partners

Prodigy    and Primus are the beginning of a new
series of intelligent, self leveling, proportional,
consumer based brake controls.

For the first time in brake control development,
proportional technology is provided in a format that
removes the issues associated with leveling and
adjustment providing the consumer with safety and
ease of operation.

Product

®

NEW! For (August) 2006

P3

    An innovative “step up” from Prodigy®
capable of working with  trailers using
disc brakes.

Product

TM

Tekonsha®

Tekonsha
ENVOY
SENTINEL
VOYAGER
PRODIGY

Tekonsha    Branded Proportional Controls lead
the industry in consumer recognition and
acceptance … they include:

                                   Sentinel

                                Voyager

                                   Envoy    XP

Product

®

®

®

®

Accupower    Branded “Time Actuated” Brake
Controls

                                DigiTrac II (coming April 2003)

                                AccuTrac

                                Pilot

                                Power on Demand (POD)

Product

®

®

®

®

Tekonsha    Full Power ShurSet III    Systems

For Trailers with up to 4 braking axles:

5 Amp Sealed Lead Acid Rechargeable Battery, Heavy
Duty Breakaway Switch (4 axle max.), Latch able
Mounting System

Tekonsha    4/5th Power ShurSet III   Systems

For Trailers with 2 to 3 braking axles:

4 Amp Sealed Lead Acid Rechargeable Battery,
Breakaway Switch (3 axle max.), Secure Mounting
System

Tekonsha    Breakaway System Components

Product

®

®

®

®

®

                                Brake Control harnesses … for most vehicle
                                applications that include a brake control harness.

                                Circuit Breakers, Pulse Preventors, Testing
                                Equipment and more… Everything you need for
                                complete and professional installations.

                                Brake Hardware… the most complete selection of
                                electric trailer brake assemblies and brake
                                replacement accessories available.

Product

RV & Trailer Lighting

RV & Trailer Cords &

Connectors

Bargman …

Has been recognized for more than 50 years as a leading
provider of vehicle / trailer illumination and electrical
connectivity .  Now positioned as a key brand it is focused
on North American OEM, aftermarket and International
customers.

Product

NEW! For 2006 - Custom LED’s

Primary markets served by Tekonsha …

                                Aftermarket

                                RV Distributors, Trailer Parts Distributors,
                                Automotive Distributors, Truck Accessory
                                Distributors & Program groups

                                Original Equipment

                                Automotive, RV, Trailer, Agricultural & Stock

                                Special Accounts

                                Private brand, Trailer hitch manufacturers,
                                Raybestos, NAPA & Carquest

Customers

Some of the customers served by Tekonsha include…

                                Redneck Trailer Supply

                                Quality Trailer

                                U-haul

                                Stag Parkway

                                Coast Distribution

                                Lucky B

                                Northwest Trailer

                                S & S Tire

                                TW/UAP

                                Danzy

                                Atlas

                                Vipar Heavy Duty

Customers

Tekonsha®

Raybestos The best in brakes

NAPA United BRAKE PARTS

CARQUEST®

  Some of our co-brand customers include…

                                 Raybestos (Premimum with Tekonsha label)

                                 NAPA (Premium with Tekonsha label)

                                 Carquest (Premium with Tekonsha label)

Customers

Our Patents and Intangibles include…

Twenty Three design patents

Twenty Six utility patents

Ten patent applications pending

Two disclosures submitted

Patents in Canada

Patents in Germany

Patents in Australia

Patents in Great Britain

Patents in Mexico

Technology

Our technology is focused on…

Factory integrated trailer brake control

Technology

Our technology is focused on…

Output Display

10-segment display shows
relative output signal
strength sent to trailer
brakes.

Override Slider Switch

Spring loaded switch provides output signal
proportional to switch position, regardless of

gain setting or application of base brakes.  At-
rest position is far left.  Perimeter is backlit.

Gain Adjust Button (rocker)

Increment gain setting up or
down in 0.5 steps.  Press
buttons to adjust gain setting.
Symbols are backlit.

Thumb Rest

Protruding wing
provides

anchor point to
rest index

finger while
operating

override with
thumb.

Gain Display

Displays 0-10
gain setting
when trailer
connection to 7-
pin is
established.
When trailer is
disconnected,
display is blank
& controller
emits a one-time
audible chime.

Technology

The FORD MOTOR COMPANY
formally acknowledges that
Cequent Electrical Products
has been granted the
HENRY FORD TECHNOLOGY AWARD
for
the development of an Integrated
Trailer Brake Controller (ITBC)
Given under our hands
Henry Ford
Technology Awards

Henry Ford Technology Award 2005

Team Leader

Marcia Albright

Program Manager

Jerry Prater

Award Received

September 26, 2005

Technology

Tekonsha Manufacturing Processes

Dual sided, surface mount line with automated inspection

Through-hole axial and radial component insertion

Discrete component placement production lines

In-line, automated wave soldering

2-D, in line, automated visual inspection system

Automated In-Circuit Test station

Automated final test stations

Automated conformal coating equipment

Automated printed circuit board array de-paneling system

Thermal cycling chamber for sample production stress
testing

Bowl feed, semi-automatic, screw driving

Generic build and pack-to-order processes

In-line quality audit and production reliability processes

Manufacturing

Technology

Strategy

Our Marketing is focused on…

Enhancing our presence as a category leader with an emphasis on safety in trailer braking

Initiating the technological advancement of trailer and automotive applications

Maintaining price leadership in the market

Our Image will convey…

Our focus on electric trailer braking

A progressive attitude of innovation & safety

Strategy

Our Message is…

We are sensitive to the consumers need

We are dedicated to our distributors and the satisfaction of their dealers and installers

Our Sales effort…

Is based on people selling people.  Our sales will continue to be driven by personnel relationships

We will remain dedicated to two and three step distribution

We will support our distributors by providing technical training and assistance at the dealer level

We will augment our sales effort on the street through a focused internal sales group

Thank You, Enjoy the Tour